UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 19, 2022
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Arhaus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-41009 (Commission File Number)	87-1729256 (I.R.S. Employer Identification Number)
51 E. Hines Hill Road, Boston Heights, Ohio
(Address of Principal Executive Offices)
44236
(Zip Code)
(440) 439-7700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	ARHS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2022, Tim Kuckelman (age 56) was appointed Chief Operating Officer of Arhaus, Inc. (the “Company”), effective September 26, 2022. Prior to joining Arhaus, he was Chief Operations Officer of Fashionphile Group, LLC (a leading re-commerce company focused on the ultra-luxury market) from 2020 to 2022. Prior to Fashionphile, Mr. Kuckelman served in various leadership roles at Kohl’s Department Stores (a leading omnichannel retailer) from 2010 to 2020, most recently as Vice President, Logistics and Transportation.

In connection with his appointment, Mr. Kuckelman will receive a base salary of $460,000, subject to review and adjustment on an annual basis, and will be eligible for annual cash incentive awards and long-term equity plan awards as determined by the Company. For 2022, his initial annual cash incentive award target represents 60% of his base salary. Any payout under this incentive award shall be determined by the Company based on the achievement of certain performance goals. Mr. Kuckelman will also receive 12,500 restricted stock units and a target award of 37,500 performance stock units under the Arhaus, Inc. 2021 Equity Incentive Plan. Mr. Kuckelman will be eligible to participate in the Company’s severance and benefit plans in accordance with the Company’s customary policies, and consistent with the Company’s other executive officers. Mr. Kuckelman will also receive payment for certain relocation costs.

Mr. Kuckelman has no family relationship with any director or executive officer of the Company and Mr. Kuckelman has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On August 22, 2022, the Company issued a press release announcing the appointment of Tim Kuckelman as Chief Operating Officer. A copy of this release is attached hereto as Exhibit 99.1.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 - Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated August 22, 2022
104	Cover Page with Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 22nd day of August, 2022.

ARHAUS, INC.

By:	/s/ Dawn Phillipson
Name:	Dawn Phillipson
Title:	Chief Financial Officer